EXHIBIT 10.2

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR APPLICABLE STATE BLUE SKY LAWS. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE NOTE PURCHASE AGREEMENT, DATED AS OF OCTOBER 29, 2004, BY AND AMONG THE ISSUER HEREOF, THE HOLDERS AND PCRL INVESTMENTS L.P., AS COLLATERAL
AGENT  FOR  THE  HOLDERS  ("PURCHASE  AGREEMENT"),  AND  NO  TRANSFER  OF  THESE
SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS, THE ISSUER HEREOF HAS AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF THE HOLDER HEREOF. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE ISSUER HEREOF.

THIS NOTE IS SUBJECT TO THE PROVISIONS OF THE SUBORDINATION AGREEMENT, DATED AS OF OCTOBER 29, 2004, AMONG PCRL INVESTMENTS L.P., IN ITS CAPACITY AS PURCHASER AND AS COLLATERAL AGENT FOR THE HOLDERS PURSUANT TO THE PURCHASE AGREEMENT, HIBERNIA NATIONAL BANK, IN ITS CAPACITY AS ADMINISTRATIVE AGENT FOR THE FINANCIAL INSTITUTIONS PARTY TO THE SENIOR CREDIT AGREEMENT (AS DEFINED IN THE SUBORDINATION AGREEMENT) AND COMPANY (THE "SUBORDINATION AGREEMENT"). EACH HOLDER OF THIS PROMISSORY NOTE SHALL BE DEEMED, BY VIRTUE OF SUCH HOLDER'S ACQUISITION OF THIS PROMISSORY NOTE, TO HAVE AGREED TO PERFORM AND OBSERVE ALL OF THE TERMS, COVENANTS, AND CONDITIONS TO BE PERFORMED OR OBSERVED BY THE SUBORDINATED LENDER UNDER (AND AS DEFINED IN) THE SUBORDINATION AGREEMENT.

           10% SENIOR SUBORDINATED SECURED NOTE DUE DECEMBER 15, 2008

No. 1
U.S. $18,000,000.00                                     Dated:  October 29, 2004

     FOR VALUE RECEIVED, the undersigned, CARRIZO OIL & GAS, INC., a Texas corporation (the "Company"), HEREBY PROMISES TO PAY to the order of PCRL INVESTMENTS L.P. (the "Holder") or its successors or assigns the principal sum of EIGHTEEN MILLION AND NO/100 UNITED STATES DOLLARS ($18,000,000.00) or such greater or lesser principal amount of this Note then outstanding, on December 15, 2008 (the "Maturity Date"), with interest (calculated on the basis of a year of 360 days, consisting of twelve, 30-day months) (a) on the unpaid principal amount hereof at the rate of 10% per annum from October 29, 2004, payable quarterly in arrears each March 5, June 5, September 5 and December 5 (each a "Payment Date"), commencing March 5, 2004, until the principal hereof

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

shall have become due and payable, and (b) on the unpaid balance hereof at a rate of 12% per annum upon the occurrence and during the continuance of an Event of Default as defined in the Purchase Agreement referred to below.

     Except as otherwise provided in Sections 3.3, 3.5 and 3.6 of the Purchase Agreement referred to below, payments of principal of, interest on and premium, if any, with respect to this Note are to be made in lawful money of the United States of America, by wire transfer of immediately available funds, to such account as the holder of this Note shall have specified by written notice to the Company from time to time; provided that notwithstanding the foregoing, on each Payment Date occurring on or before June 5, 2007, the Company may defer fifty percent (50%) of the interest due on such Payment Date and such deferred interest shall become a part of the principal due hereunder as of the Payment Date such interest became due, shall earn interest as provided hereunder and shall be due and payable on the Maturity Date unless the maturity of the amounts due hereunder are accelerated pursuant to the terms of this Agreement.

     This Note is one of the Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of October 29, 2004 (as it may be amended, supplemented or otherwise modified from time to time, being the "Purchase Agreement"), by and among the Company, the Purchasers and PCRL Investments L.P., as Collateral Agent. Each holder of' this Note will be deemed, by its acceptance hereof, (i) to have made the representations set forth in
Article XIII of the Purchase Agreement; (ii) to have agreed to be bound by the subordination provisions set forth in Article XIV of the Purchase Agreement; and
(iii) to have agreed to be bound by the confidentiality  provisions set forth in
Section 16.15 of the Purchase Agreement.

     This Note is a registered Note and, as provided in the Purchase Agreement, upon surrender of this Note for registration of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, and compliance with other provisions of the Purchase Agreement, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Purchase Agreement, but not otherwise.

     If an Event of Default, under and as defined in the Purchase Agreement, occurs and is continuing, the entire unpaid principal of this Note, together with accrued interest thereon, may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Purchase Agreement.

     Demand, presentment, protest and notice of non-payment and protest are hereby waived by the Company.

     This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

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

     All capitalized terms used but not defined herein have the meanings ascribed to them in the Purchase Agreement referred to above.

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     IN WITNESS WHEREOF,  the Company has caused this Note to be executed by its duly authorized officer as of the date first set forth above.

                                            CARRIZO OIL & GAS, INC.



                                            By: /s/ S. P. JOHNSON IV
                                                --------------------
                                            Name:   S. P. Johnson IV
                                            Title:  President

                                    GUARANTY

     For value received, CCBM, INC., a Texas corporation, pursuant to that certain Commercial Guaranty dated October 29, 2004, hereby unconditionally guarantees to the Holder of the Note upon which this Guaranty is endorsed (a) the due and punctual payment, on a limited and subordinated basis as set forth in Article XIV of the Purchase Agreement pursuant to which such Note and this Guaranty were issued, of the principal of, premium (if any) and interest on such Note when and as the same shall become due and payable for any reason according to the terms of such Note and Article IX of the Purchase Agreement, and (b) that all other obligations of the Company under the Agreement or the Notes will be promptly paid in full or performed in accordance with the terms of the Agreement and the Notes.



                                            CCBM, INC.


                                            By: /s/ S. P. JOHNSON IV
                                                --------------------
                                            Name:   S. P. Johnson IV
                                            Title:  President